Cabot Microelectronics



KMG Chemicals Acquisition Conference Call

August 15, 2018

Cabot Microelectronics

©2018 Cabot Microelectronics Corporation

FORWARD LOOKING STATEMENTS This investor presentation contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for closing of the proposed transaction between Cabot Microelectronics and KMG, the expected benefits and synergies of the proposed transaction and the capital structure of the combined company. Statements that are not historical facts, including statements about Cabot Microelectronics’ and KMG’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations of Cabot Microelectronics’ and KMG’s management and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability to satisfy the conditions to closing of the proposed transaction on the expected timing or at all and other risks related to the completion of the proposed transaction; the ability to obtain required shareholder and regulatory approvals for the proposed transaction on the expected timing or at all; the ability to complete the proposed transaction on the expected terms and timing or at all; higher than expected or unexpected costs associated with or relating to the proposed transaction; the risk that expected benefits, synergies and growth prospects of the proposed transaction may not be achieved in a timely manner or at all; the ability to successfully integrate KMG’s business with Cabot Microelectronics following the closing; the risk that Cabot Microelectronics and KMG will be unable to retain and hire key personnel; and the risk that disruption from the proposed transaction may adversely affect Cabot Microelectronics’ and KMG’s business and their respective relationships with customers, suppliers, distributors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Cabot Microelectronics’ and KMG’s filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in each of Cabot Microelectronics’ and KMG’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, neither Cabot Microelectronics nor KMG undertakes any obligation to update forward-looking statements made by it to reflect new information, subsequent events or circumstances. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, Cabot Microelectronics will file with the SEC a registration statement of Cabot Microelectronics on Form S-4 (the “registration statement”) that will include a proxy statement of KMG and that will also constitute a prospectus of Cabot Microelectronics (the “proxy statement/prospectus”). KMG will mail the proxy statement/prospectus to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT MICROELECTRONICS, KMG AND THE PROPOSED TRANSACTION. The registration statement, proxy statement/prospectus and other documents filed by Cabot Microelectronics with the SEC may be obtained free of charge at Cabot Microelectronics’ website at www.cabotcmp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Cabot Microelectronics by requesting them by mail at Cabot Microelectronics Corporation, 870 North Commons Drive, Aurora, Illinois 60504, Attention: Investor Relations, or by telephone at (630) 499-2600. The proxy statement/prospectus and other documents filed by KMG with the SEC may be obtained free of charge at KMG’ website at www.kmgchemicals.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from KMG by requesting them by mail at KMG Chemicals, Inc., 300 Throckmorton Street, Fort Worth, TX 76102, Attention: Investor Relations, or by telephone at (817) 761-6100. PARTICIPANTS IN THE SOLICITATION KMG, Cabot Microelectronics, their respective directors and certain of their executive officers and employees may be deemed participants in the solicitation of proxies from KMG shareholders in connection with the proposed transaction under SEC rules. Information regarding Cabot Microelectronics’ directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on November 15, 2017, and in its definitive proxy statement filed with the SEC on January 23, 2018 in connection with its 2018 annual meeting of stockholders. Information regarding KMG’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on October 16, 2017, and in its definitive proxy statement filed with the SEC on November 3, 2017 in connection with its 2017 annual meeting of shareholders. Information regarding the persons who may be deemed to be participants in the solicitation of KMG shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 2 ©2018 Cabot Microelectronics Corporation

Cabot Microelectronics’ Acquisition of KMG Highly attractive transaction that combines two industry leading electronic materials businesses • Cabot Microelectronics (Nasdaq: CCMP) to acquire KMG Chemicals (NYSE: KMG) • Total transaction value of $1.6B, inclusive of KMG’s net debt • Enhances CMC’s world-class electronic materials platform, providing increased scale, product depth and geographic diversity • Expands portfolio to include leading positions in high growth industries • Strong financial metrics with significant value creation • • Anticipate achieving $25 million in annual cost synergies within 2 years Significantly accretive to cash flow and accretive to earnings in year one, excluding one-time costs • Creates entity with powerful cash flow generation potential • Continued commitment to returning capital to shareholders and maintaining stated priorities for capital deployment • Intention to maintain stable and increasing dividends over time, while appropriately deleveraging and repurchasing shares 3 ©2018 Cabot Microelectronics Corporation

Transaction Details Attractive and compelling transaction for stakeholders • • • • 70% cash and 30% stock consideration Cash of $55.65 per KMG common share 0.2000 shares of Cabot Microelectronics stock For an aggregate consideration of $79.50 based on the volume weighted 20-day average closing price of Cabot Microelectronics common stock ended on August 13, 2018 Per Share Consideration • Total acquisition price of $1.6B represents 10.9x Adjusted EBITDA (including synergies)1,2, and 10.2x 2019E EBITDA (including synergies) 2,3 Transaction Value • Expect to capture $25 million in annual run-rate cost synergies within 2 years from corporate cost reduction Synergies • • Approximately $1.1B of debt, including refinancing of KMG’s existing debt Cabot Microelectronics will issue approximately 3.25M of Cabot Microelectronics shares to KMG’s shareholders Approximately $150M from existing Cabot Microelectronics cash Financing • Expected Closing • Near the end of calendar year 2018, subject to customary closing conditions Closing Conditions • • Approval by KMG’s shareholders Customary closing conditions, including HSR clearance 1 Based on KMG’s consensus FY18 (July 31, 2018) EBITDA estimate of approximately $119M 2 Assumes run-rate synergies of $25M 3 Based on KMG’s consensus FY19 EBITDA estimate of approximately $129M ©2018 Cabot Microelectronics Corporation 4

Strategic Benefits Acquisition of KMG aligns with Cabot Microelectronics’ stated M&A strategy Growing our core business – acquiring industry leading electronic materials consumables business Leverages existing channels to market and extends offering to customer base Financially compatible target with strong, sustainable growth drivers and high free cash flow generation Adds attractive performance materials businesses with significant continued growth opportunities ©2018 Cabot Microelectronics Corporation 5

Attractive Synergy Opportunities Significant initial synergy estimate with potential incremental upside through strategic benefits Duplicative Public Company Costs ~50% $25 million Run-Rate Cost Synergies within Back Office and Support Functions ~30% 2 Years Other General and Administrative Costs ~20% ©2018 Cabot Microelectronics Corporation 6

Creating a Powerful Combination Combined company creates value and strengthens earnings with approximately $1B in annual revenue and approximately $320M of EBITDA + Revenues $570M * $460M ** $1,030M $3.1B $1.0B - Equity Capitalization EBITDA $175M * $119M ** $319M*** EBITDA Margin 31% 31%*** 26% Employees 1,150 750 1,900 Global Sites 10 19 29 *CMC: Last 12 months ending June 30, 2018 ** Based on KMG’s consensus FY18 (July 31, 2018) EBITDA estimate ***Includes estimated $25 million in synergies ©2018 Cabot Microelectronics Corporation 7

Overview of KMG A global provider of electronic chemicals and performance materials and market leader across all of its business lines FY2018E Revenue by Segment* • Headquartered in Fort Worth, Texas with facilities in North America, Europe and Asia • 19 sites across the globe and 750 full-time employees • Leading global supplier of high purity process solutions, serving major semiconductor manufacturers across the globe FY2018E Revenue by Geography* • Leading global supplier of pipeline performance products and services, serving pipeline operators worldwide • Leading supplier of wood treatment products for telecommunications and utility infrastructure * Based on internal FY18 (July 31, 2018) estimate 8 ©2018 Cabot Microelectronics Corporation

Expanding Electronic Materials Offering to Semi Customers KMG’s electronic materials business complements and expands Cabot Microelectronics’ existing portfolio • Transaction is synergistic with Cabot Microelectronics’ existing product offering • Combination enables additional touchpoints and insights into our customers’ processes • Opportunities to leverage complementary product lines with common semiconductor industry customers for memory and logic applications as well as reduce channel costs • Provides scale for Cabot Microelectronics to pursue potential further consolidation in the electronic materials space Wafer Production IC Manufacturing Post-fab Wafer Processing 9 ©2018 Cabot Microelectronics Corporation KMG provides high purity process materials and services

Combined Portfolio of Critical Materials

Provides essential products that constitute a minimal portion of the overall end product cost

Electronic Materials

CMC IC Consumables | **KMG Electronic Chemicals**

~82%* of Revenues



- CMC polishing slurries and polishing pads for semiconductor applications
- KMG high purity process materials for semiconductor manufacturing
- Critical to the semiconductor manufacturing process
- Global footprint with facilities in North America, Europe and Asia

Performance Materials

Pipeline Performance

~12%* of Revenues



- Leading provider of performance products and services for improving pipeline operations and enhancing efficiency
- Drag-reducing agents (DRAs) to optimize pipeline throughput, lower operating pressure, and reduce energy costs
- Valve lubricants and sealants

Other

~6%* of Revenues





- Manufacture products that preserve and protect vital infrastructure
- Precision machining and polishing technologies for optics industry

Cabot Microelectronics

*FY2018 estimated revenue (% total)

©2018 Cabot Microelectronics Corporation
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Expands Global Footprint and Product Diversity complementing Cabot Microelectronics' already strong Asia presence • •• .•.•. ' • • • • * Cabot Microelectronics Headquarters • Cabot Microelectronics Facilities • KMG Chemicals Facilities c=ff _Cabot -ff Microelectronics 11 ©2018 Cabot Microelectronics Corporation Acquisition of KMG expands geographic footprint in the US and Europe while

Strengthening our Leading Position in the Industry Combination of the two companies creates a platform of similar size and scale to Cabot Microelectronics’ primary peers + $ 1,446M $ 1,924M1 7% America 34% 21% 27% *Free Cash Flow Conversion = (EBITDA – CapEx)/EBITDA 1Pro forma for sale of Arysta Asia 54% Asia 70% Asia 66% **Based on FY17 data for Versum and Entegris and estimates revenues for the combination of CMC and KMG 12 ©2018 Cabot Microelectronics Corporation LTM Revenue $1,030M $ 1,316M LTM EBITDA $319M $423M $407M $436M1 LTM EBITDA Margin 31% 32% 28% 22% Free Cash Flow Conversion* 86% 73% 76% 97% Estimated Consumable Revenue ~98% ~75% ~70% ~100% Revenue by Geography** Europe 12% North Europe 9% North America Europe Americas NA

Cabot Microelectronics’ Capital Deployment Program Transaction has positive impact on our financial profile and will support additional capital return over time CMC Priorities: Current Status: • Continue to invest internally to maintain strong quality and technology leadership Internal Investments Dividends • Intend to maintain stable and increasing dividends over time • Delever appropriately • Primary focus on integration of KMG in near term • Continuing focus on profitable growth in electronic materials Mergers and Acquisitions • Intend to continue share repurchases balanced with deleveraging goals, $86 million remaining under existing authorization Share Repurchases ©2018 Cabot Microelectronics Corporation 13

Stronger Together – Providing Solutions • Strategic combination expands CMC’s world-class electronic materials business with increased scale, product depth and geographic diversity • Semiconductor focused and adds opportunities in high growth industries to provide materials critical to customers’ processes • Powerful financial model with over $1B in sales and approximately $320M in EBITDA • Transaction financed through increased leverage while maintaining flexible and efficient capital structure ©2018 Cabot Microelectronics Corporation 14

For additional information, please contact: investor_relations@cabotcmp.com 630.499.2600 ©2018 Cabot Microelectronics Corporation